Exhibit 99.9

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 1 of 32 SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Rakhee V. Patel (00797213) Jeri Leigh Miller (24102176) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201 Telephone: (214) 981-3300 Facsimile: (214) 981-3400 Email:    tom.califano@sidley.com rpatel@sidley.com jeri.miller@sidley.com SIDLEY AUSTIN LLP Weiru Fang (admitted pro hac vice) Ameneh Bordi (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: weiru.fang@sidley.com abordi@sidley.com Attorneys for the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION In re: Chapter 11 EBIX, INC., et al.1 Case No. 23-80004 (SWE)    Debtors. (Jointly Administered) 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 2 of 32 GLOBAL NOTES FOR THE MAY 2024 MONTHLY OPERATING REPORTS On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”). The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE). 1. General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, and the allocation of the purchase price consideration for the North America life & annuity assets between various debtor entities, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. Pending completion of these items, the related purchase price consideration, as adjusted for certain purchase price adjustments, is presented within postpetition payables in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North 2

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 3 of 32 American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed April 2024 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information. 3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. 4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries. 6. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments. 7. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose. 3

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 4 of 32 8. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request. 9. Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255]. 10. Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein. 11. Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors. 12. Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors. 13. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information. 14. Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has passed as of the filing of this MOR. 15. Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors. 16. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. * * * END OF GLOBAL NOTES * * * 4

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 5 of 32 UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF TEXAS DALLAS In Re. Agency Solutions.com, LLC d/b/a/ Health § Case No. 23-80011 Connect LLC § § Lead Case No. 23-80004 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 12/17/2023 Months Pending: 6 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Amit K. Garg Amit K. Garg Signature of Responsible Party Printed Name of Responsible Party 06/21/2024 1 Ebix Way Date Johns Creek, GA 30097 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 6 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $72,679 b. Accounts receivable over 90 days outstanding (net of allowance) $55,817 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $73,775 e. Total assets $19,485,560 f. Postpetition payables (excluding taxes) $-53,465 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $2,216 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $-51,248 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $-4,740,241 n. Total liabilities (debt) (j+k+l+m) $-4,791,489 o. Ending equity/net worth (e-n) $24,277,049 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary $0 $0 course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $148,858 b. Cost of goods sold (inclusive of depreciation, if applicable) $124,775 c. Gross profit (a-b) $24,083 d. Selling expenses $23,950 e. General and administrative expenses $-14,909 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $15,042 $114,693 UST Form 11-MOR (12/01/2021) 2

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 7 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 8 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 9 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 10 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 11 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 12 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $1,474 $2,216 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire—During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930? UST Form 11-MOR (12/01/2021) 8

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 13 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Amit K. Garg Amit K. Garg Signature of Responsible Party Printed Name of Responsible Party Chief Financial Officer 06/21/2024 Title Date UST Form 11-MOR (12/01/2021) 9

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 14 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 15 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 16 of 32 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 17 of 32 MOR-1 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Cash Receipts and Disbursements—(Unaudited) Reporting Period: May 1—May 31, 2024 Ebix, Inc. Receipts Customer Receipts $    9,123,882 Other Receipts 605,055 Debt Proceeds 12,000,000 Total Receipts $    21,728,936 Disbursements Payroll & Benefits $    (2,164,340) 3rd Party Trade Vendors (2,365,499) Ordinary Course Professionals –Taxes & Duties (118,698) Zinnia Distributions (4,701,202) Other Operating Disbursements (81,132) Total Disbursements $    (9,430,871) Net Operating Cash Flow $    12,298,065 Other Non-Operating Cash Flows $    (47,142) Restructuring Professional Fees (10,334,876) Debt Service—Fees – Total Non-operating Cash Flows $    (10,382,018) Intercompany Intercompany Transfers (receipts) –Intercompany Transfers (disbursements) (441,433) Intercompany Transfers (net) $    (441,433) Net Cash Flow $    1,474,614 Beginning Bank Cash $    10,379,874 Net Cash Flow 1,474,614 Ending Bank Cash $    11,854,488

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 18 of 32 MOR-2 In re: EBIX, INC., et al. Lead Case No: 23-80004 Balance Sheet as of May 31, 2024—(Unaudited) Reporting Period: May 1—May 31, 2024 Agency Solutions.com, LLC d/b/a/ Health Connect Ebix, Inc. P.B. Systems, Inc. Facts Services, Inc. LLC ConfirmNet Corporation A.D.A.M., Inc. Assets Current Assets: Cash and Cash equivalents $    12,554,022 $    – $    – $    – $    – $    –Fiduciary funds—restricted – – – – – –Accounts receivable, less allowance 9,642,305 – 151,657 72,679 7,787,138 474,422 Intercompany receivable 80,248,461 – – – – –Other current assets 55,903,382 – – 1,096 189 39,948 Total current assets $    158,348,170 $    – $    151,657 $    73,775 $    7,787,327 $    514,370 Property and equipment, net 22,017,362 – – – – 9,730 Right-of-Use Assets 189,218 578,351 – – – 127,458 Goodwill 192,040,854 – 4,706,870 20,404,124 13,540,891 60,111,616 Intangible assets, net 5,872,841 – 226,104 0 (0) 185,556 Indefinite-lived intangibles – – – – – –Capitalized software development costs, net 585,772 – – – – –Deferred tax assets, net—long-term 22,033,811 – (8,308) (992,339) 3,074,537 1,921,924 Other assets 146,784,137 – (5,216,707) – – – Total assets $    547,872,165 $    578,351 $     (140,384) $    19,485,560 $    24,402,754 $    62,870,654 Liabilities & Equity Current Liabilities Accounts Payable and accrued expenses $    24,175,645 $    – $    – $    23,501 $    – $    36,217 Accrued payroll and related benefits 1,617,941 – 3,458 27,042 1,593 14,114 Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt 11,637,494 – – – – –Current portion of long term debt and capital lease obligations – – – – – –Intercompany payable 41,095,093 2,748,222 14,052 (103,337) 2,127,214 (268,156) Deferred revenue 6,156,754 – 83,978 1,546 258,839 618,813 Short term lease liability – – – – – –Other current liabilities 323,245,117 – – – – – Total Current Liabilities $    407,928,044 $    2,748,222 $    101,487 $    (51,248) $    2,387,645 $    400,988 Liabilities Subject to Compromise Accounts Payable and accrued expenses $    6,989,671 $    – $    – $    5,179 $    10,842 $    64,309 Accrued payroll and related benefits 180,350 – – – – –Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt 341,615,031 – – – – –Current portion of long term debt and capital lease obligations 77,440 – – – – –Intercompany payable 303,282,320 49,576,672 (4,669,565) (4,745,420) 9,464,805 (36,903,570) Deferred revenue – – – – – –Short term lease liability 361,156 – – – – –Other current liabilities 2,371 – – – (1,648) (51,295) Total Liabilities Subject to Compromise $    652,508,340 $    49,576,672 $    (4,669,565) $    (4,740,241) $    9,473,998 $    (36,890,557) Long term debt and capital lease obligation, less current portion 6,462 –––––Other liabilities 2,329,890 –––––Earnout contingencies – –––––Put option liability – –––––Long term lease liability 743,980 ––––– Total liabilities $    1,063,516,717 $    52,324,895 $    (4,568,077) $    (4,791,489) $    11,861,644 $    (36,489,569) Common stock, $.10 par value 3,790,912 – – – – –Additional paid-in capital 4,117,563 – – 20,000,000 21,532,000 88,420,090 Treasury stock – – – – – –Retained earnings (534,246,789) (51,746,544) 4,427,693 4,277,049 (8,990,889) 10,940,134 Accumulated other comprehensive income (529,688) – – – – – Total Ebix, Inc. stockholders’ equity $    (526,868,002) $    (51,746,544) $    4,427,693 $    24,277,049 $    12,541,111 $    99,360,224 Noncontrolling interest 11,223,450 – – – – – Total stockholders’ equity $    (515,644,552) $    (51,746,544) $    4,427,693 $    24,277,049 $    12,541,111 $    99,360,224 Total Liabilities & Equity $    547,872,165 $    578,351 $     (140,384) $    19,485,560 $    24,402,754 $    62,870,654

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 19 of 32 MOR-3 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Operations for the month of May 2024—(Unaudited) Reporting Period: May 1—May 31, 2024 Agency Solutions.com, LLC d/b/a/ Health Ebix, Inc. P.B. Systems, Inc. Facts Services, Inc. Connect LLC ConfirmNet Corporation A.D.A.M., Inc. Revenue Operating Revenue $    3,740,865 $    – $    43,806 $    148,858 $    124,735 $    317,521 Other Revenue 310,644 – – – – – Total Revenue 4,051,509 – 43,806 148,858 124,735 317,521 Operating Expenses Services and other costs 2,503,540 – 31,788 77,381 489,649 214,183 Product Development 475,677 – 29,728 47,394 – 33,108 Sales and Marketing 526,004 – – 23,950 – 1,339 General and Administrative 1,697,778 – 10,276 (14,909) 4,081 3,374 Amortization and Depreciation 353,089 – – – – 9,527 Total Operating Income $    (1,504,578) $    – $    (27,985) $    15,042 $    (368,995) $    55,990 Interest Income – – – – – –Interest Expense (101,689) – – – – –Reorganization Fees (9,886,482) – – – – –Other non-operating income – – – – – –Foreign exchange gain/loss – – – – – – Income before taxes $    (11,492,749) $    – $    (27,985) $    15,042 $    (368,995) $    55,990 Income tax expenses – – – – – –Net Income (loss) including noncontrolling interest – – – – – –Net income (loss) attributable to noncontrolling interest – – – – – – Net income (loss) $    (11,492,749) $    – $    (27,985) $    15,042 $    (368,995) $    55,990

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 20 of 32 MOR-4 In re: EBIX, INC., et al. Lead Case No: 23-80004 Accounts Receivable Aging Reporting Period: May 1—May 31, 2024 Allowance for Entity Current 30 Days 60 Days 90 Days 120 Days Doubtful Accounts Total Ebix, Inc. $    4,247,027 $    571,345 $    611,231 $    313,228 $    6,600,181 $    (3,205,023) $    9,137,989 P.B. Systems, Inc. – – – – – – –Facts Services, Inc. 28,791 16,368 – – 89,955 (32,253) 102,861 Agency Solutions.com, LLC d/b/a/ Health Connect LLC 47,538 6,474 5,291 6,621 49,196 (42,441) 72,679 ConfirmNet Corporation 108,137 91,413 217,424 45,470 7,511,055 (186,363) 7,787,138 A.D.A.M., Inc. (100,932) (72,064) 28,191 (9,009) 47,778 (282,987) (389,024) Total Accounts Receivable $    4,330,560 $    613,536 $    862,137 $    356,309 $    14,298,165 $    (3,749,067) $    16,711,642

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 21 of 32 MOR-5 In re: EBIX, INC., et al. Lead Case No: 23-80004 Disbursements by Entity Reporting Period: May 1—May 31, 2024 Date Check Number Amount Vendor Entity 5/1/2024 $    (1,064.97) Brian Darling Ebix, Inc. 5/1/2024 (1.00) SEATTLE KUBRAFEE Ebix, Inc. 5/1/2024 (4.00) FILELOCAL Ebix, Inc. 5/1/2024 (10.99) Lyft Ebix, Inc. 5/1/2024 (17.69) Lyft Ebix, Inc. 5/1/2024 (17.99) Lyft Ebix, Inc. 5/1/2024 (166.11) SEATTLEB&OTAX Ebix, Inc. 5/1/2024 (316.50) Extra Space Ebix, Inc. 5/1/2024 (411.00) Extra Space Ebix, Inc. 5/1/2024 (1,227.75) UTAH801/297-7703 Ebix, Inc. 5/1/2024 (2,560.79) Microsoft Ebix, Inc. 5/1/2024 (3,000.00) American Nurses Association Ebix, Inc. 5/1/2024 (3,356.00) CA DEPT TAX FEE Ebix, Inc. 5/1/2024 (9,188.59) WA DEPT REVENUE Ebix, Inc. 5/1/2024 (10,967.96) COMM OF MASS EFT Ebix, Inc. 5/1/2024 (14,679.12) Sawnee Electric Ebix, Inc. 5/1/2024 (33,439.00) STATE OF CT DRS Ebix, Inc. 5/2/2024 (0.04) Citizens Bank Ebix, Inc. 5/2/2024 (10.99) Lyft Ebix, Inc. 5/2/2024 (16.83) Lyft Ebix, Inc. 5/2/2024 (19.98) Godaddy.com Ebix, Inc. 5/2/2024 (21.89) Lyft Ebix, Inc. 5/2/2024 (35.00) Sinch Mailgun Ebix, Inc. 5/2/2024 (60.00) AUTHNET GATEWAY Ebix, Inc. 5/2/2024 (79.72) Google Inc Ebix, Inc. 5/2/2024 (84.69) Amazon Ebix, Inc. 5/2/2024 (273.40) AppRiver Ebix, Inc. 5/2/2024 (305.23) Indeed Ebix, Inc. 5/2/2024 (435.40) Google Inc Ebix, Inc. 5/2/2024 (449.00) Extra Space Ebix, Inc. 5/2/2024 (480.57) Google Inc Ebix, Inc. 5/2/2024 (61,280.58) Paycom Payroll Ebix, Inc. 5/3/2024 (300.00) JOHN SCHWANKHAUS, MD Ebix, Inc. 5/3/2024 (947.55) Kevin Ludwig Ebix, Inc. 5/3/2024 (0.30) Citizens Bank Ebix, Inc. 5/3/2024 (17.81) Lyft Ebix, Inc. 5/3/2024 (17.99) Lyft Ebix, Inc. 5/3/2024 (19.99) Amazon Ebix, Inc. 5/3/2024 (37.99) Web Network Solutions Ebix, Inc. 5/3/2024 (54.10) Paypal Ebix, Inc. 5/3/2024 (90.00) Rustici Software Ebix, Inc. 5/3/2024 (99.00) Apple Ebix, Inc. 5/3/2024 (120.00) Paypal Ebix, Inc. 5/3/2024 (149.76) Godaddy.com Ebix, Inc. 5/3/2024 (269.55) Paypal Ebix, Inc. 5/3/2024 (500.00) Google Inc Ebix, Inc. 5/3/2024 (2,066.55) OPTUM BANK Ebix, Inc. 5/6/2024 (304.86) Henry Delclos Ebix, Inc. 5/6/2024 (119.80) Eric Soper Ebix, Inc. 5/6/2024 (113.56) Jane Soxman Ebix, Inc. 5/6/2024 (297.33) Larry Jay Tiefenbrunn Ebix, Inc. 5/6/2024 (200.00) DEBRA G. WECHTER MD Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 22 of 32 Date Check Number Amount Vendor Entity 5/6/2024 (4,660.00) BALCH & BINGHAM, LLP Ebix, Inc. 5/6/2024 (117,575.68) Zakipoint Health Inc Ebix, Inc. 5/6/2024 (49,792.14) Datasite Ebix, Inc. 5/6/2024 (38,901.75) Anu Agrawal Marketing Ebix, Inc. 5/6/2024 (25,000.00) Ascension Growth Ebix, Inc. 5/6/2024 (24,404.94) Cyxtera Communications Ebix, Inc. 5/6/2024 (17,300.00) Cumming Lawn Service Ebix, Inc. 5/6/2024 (16,676.00) Ernst & Young US LLP Ebix, Inc. 5/6/2024 (15,792.00) Sidram Technologies LL Ebix, Inc. 5/6/2024 (7,088.62) Craftsman Printing Inc Ebix, Inc. 5/6/2024 (3,344.53) Athens Paper Co Ebix, Inc. 5/6/2024 (1,640.00) Renee Cocchi Ebix, Inc. 5/6/2024 (1,250.00) Mark Ditmar Ebix, Inc. 5/6/2024 (1,150.00) Dr Charles Schwarts Ebix, Inc. 5/6/2024 (1,000.00) David B. Powers Ebix, Inc. 5/6/2024 (200.00) ALICIA L HAUPT Ebix, Inc. 5/6/2024 (170.00) Juan Martin Palomo Ebix, Inc. 5/6/2024 (100.00) Kathryn E Italia Ebix, Inc. 5/6/2024 (4,375,000.00) Omni Escrow Acct Ebix, Inc. 5/6/2024 (149,288.75) Skadden Arps Slate Meagher Ebix, Inc. 5/6/2024 (57,096.75) Google Inc Ebix, Inc. 5/6/2024 (17,448.41) Ariba Inc Ebix, Inc. 5/6/2024 (17,000.00) USPS Ebix, Inc. 5/6/2024 (2,029.50) Vonage Ebix, Inc. 5/6/2024 (795.72) Staples Inc Ebix, Inc. 5/6/2024 (624.89) Paycom Payroll Ebix, Inc. 5/6/2024 (500.00) Google Inc Ebix, Inc. 5/6/2024 (269.34) Hyatt Ebix, Inc. 5/6/2024 (269.34) Hyatt Ebix, Inc. 5/6/2024 (133.37) Godaddy.com Ebix, Inc. 5/6/2024 (94.49) Godaddy.com Ebix, Inc. 5/6/2024 (60.00) Twilio Ebix, Inc. 5/6/2024 (59.99) Amazon Ebix, Inc. 5/6/2024 (59.99) Amazon Ebix, Inc. 5/6/2024 (50.79) Lyft Ebix, Inc. 5/6/2024 (38.96) Lyft Ebix, Inc. 5/6/2024 (20.00) Godaddy.com Ebix, Inc. 5/6/2024 (19.98) Amazon Ebix, Inc. 5/6/2024 (19.68) Lyft Ebix, Inc. 5/6/2024 (17.99) Lyft Ebix, Inc. 5/6/2024 (17.99) Lyft Ebix, Inc. 5/6/2024 (16.99) Lyft Ebix, Inc. 5/6/2024 (10.99) Lyft Ebix, Inc. 5/6/2024 (10.99) Lyft Ebix, Inc. 5/6/2024 (10.99) Lyft Ebix, Inc. 5/6/2024 (0.27) Citizens Bank Ebix, Inc. 5/6/2024 (0.19) Citizens Bank Ebix, Inc. 5/6/2024 (0.04) Citizens Bank Ebix, Inc. 5/7/2024 (389.03) Todd Pacofsky Ebix, Inc. 5/7/2024 (144.38) Conrad Parks Ebix, Inc. 5/7/2024 (322.46) Janice Say Ebix, Inc. 5/7/2024 (69,253.00) Donnelley Financial Ebix, Inc. 5/7/2024 (89,673.33) EBIX EMPMED+DNTL Ebix, Inc. 5/7/2024 (2,541.80) Microsoft Ebix, Inc. 5/7/2024 (1,684.16) Paycom Payroll Ebix, Inc. 5/7/2024 (762.20) Delta Airlines Ebix, Inc. 5/7/2024 (668.20) Delta Airlines Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 23 of 32 Date Check Number Amount Vendor Entity 5/7/2024 (668.20) Delta Airlines Ebix, Inc. 5/7/2024 (500.00) Google Inc Ebix, Inc. 5/7/2024 (127.90) Cintas Corporation Ebix, Inc. 5/7/2024 (98.00) Delta Dental Ebix, Inc. 5/7/2024 (19.99) Lyft Ebix, Inc. 5/7/2024 (17.97) Lyft Ebix, Inc. 5/7/2024 (15.77) Godaddy.com Ebix, Inc. 5/7/2024 (0.03) Citizens Bank Ebix, Inc. 5/8/2024 (124.28) Gianfranco Fraone Ebix, Inc. 5/8/2024 (481.58) David Knierim Ebix, Inc. 5/8/2024 (62.50) Jennifer Rose Chapman Ebix, Inc. 5/8/2024 (1,891,308.60) Zinnia Distributor Solutions LLC Ebix, Inc. 5/8/2024 (1,078.96) Southwest Airlines Ebix, Inc. 5/8/2024 (960.95) Southwest Airlines Ebix, Inc. 5/8/2024 (500.00) Google Inc Ebix, Inc. 5/8/2024 (182.46) Paycom Payroll Ebix, Inc. 5/8/2024 (173.95) Web Network Solutions Ebix, Inc. 5/8/2024 (119.88) Dropbox Ebix, Inc. 5/8/2024 (106.96) Lowe’s Ebix, Inc. 5/8/2024 (63.56) Amazon Ebix, Inc. 5/8/2024 (25.00) Southwest Airlines Ebix, Inc. 5/8/2024 (16.99) Lyft Ebix, Inc. 5/9/2024 (303.92) IRON MOUNTAIN CANADA OPERATION ULC Ebix, Inc. 5/9/2024 (300.00) Oral and Maxillofacial Surgery Affiliates LTD Ebix, Inc. 5/9/2024 (229.75) Gregg Rose Ebix, Inc. 5/9/2024 (6,350.00) Fueled Inc Ebix, Inc. 5/9/2024 (1,200.00) Norman SCOTT LITOFSKY Ebix, Inc. 5/9/2024 (53,644.32) Amazon Web Services Ebix, Inc. 5/9/2024 (31,020.68) Craftsman Printing Inc Ebix, Inc. 5/9/2024 (18,000.00) Truly Human Ebix, Inc. 5/9/2024 (15,792.00) Sidram Technologies LL Ebix, Inc. 5/9/2024 (14,962.50) Cumming Lawn Service Ebix, Inc. 5/9/2024 (14,726.25) Stellar Consulting Sol Ebix, Inc. 5/9/2024 (13,832.00) Numbersonly Inc Ebix, Inc. 5/9/2024 (13,184.86) MMS Inc d/b/a Medical Ebix, Inc. 5/9/2024 (12,757.50) Spark IPS Ebix, Inc. 5/9/2024 (11,559.00) Persistent Systems Inc Ebix, Inc. 5/9/2024 (8,200.00) Keyword Artist Ebix, Inc. 5/9/2024 (8,032.00) K&C Building Maintenan Ebix, Inc. 5/9/2024 (7,990.00) Ernst & Young US LLP Ebix, Inc. 5/9/2024 (6,200.00) Verimed Healthcare Net Ebix, Inc. 5/9/2024 (5,087.50) Philip Patel—ACH Ebix, Inc. 5/9/2024 (5,060.00) Dan Celia Ebix, Inc. 5/9/2024 (5,000.00) UC REGENTS- SAN FRAN Ebix, Inc. 5/9/2024 (5,000.00) Jayer Chung Ebix, Inc. 5/9/2024 (5,000.00) SUSAN PIOLI Ebix, Inc. 5/9/2024 (5,000.00) BenefitFront Ebix, Inc. 5/9/2024 (4,750.00) Reputation Capital Med Ebix, Inc. 5/9/2024 (4,298.44) DATASYSTEM SOLUTIONS Ebix, Inc. 5/9/2024 (4,242.15) Atlanta Office Technol Ebix, Inc. 5/9/2024 (4,221.98) Park Place Technology Ebix, Inc. 5/9/2024 (4,123.70) DTCC Solutions LLC Ebix, Inc. 5/9/2024 (4,114.65) St. Moritz Security Se Ebix, Inc. 5/9/2024 (3,891.75) Digital Media Innovati Ebix, Inc. 5/9/2024 (3,862.60) DEBORAH GUIN Ebix, Inc. 5/9/2024 (3,000.00) Cathy Wesler Ebix, Inc. 5/9/2024 (3,000.00) SCOTT D. SMITH, MD, MP Ebix, Inc.

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Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 24 of 32 Date Check Number Amount Vendor Entity 5/9/2024 (2,929.50) Big Commerce Inc Ebix, Inc. 5/9/2024 (2,896.10) HolaDoctor Inc Ebix, Inc. 5/9/2024 (2,814.67) WEX Health Inc Ebix, Inc. 5/9/2024 (2,720.00) Amy I Hall Ebix, Inc. 5/9/2024 (2,574.00) JONATHAN J. BEITLER, M Ebix, Inc. 5/9/2024 (2,571.57) LinkConnector Corporat Ebix, Inc. 5/9/2024 (2,500.00) Edgar Ross MD Ebix, Inc. 5/9/2024 (2,180.00) Christopher Britt Ebix, Inc. 5/9/2024 (2,114.60) Lumen Ebix, Inc. 5/9/2024 (2,068.00) CATHERINE CREASMAN Ebix, Inc. 5/9/2024 (2,059.96) Iterable Inc Ebix, Inc. 5/9/2024 (2,041.25) David Dugdale Ebix, Inc. 5/9/2024 (2,000.00) Edward J Mayeaux, Jr Ebix, Inc. 5/9/2024 (2,000.00) Douglas Paauw MD Ebix, Inc. 5/9/2024 (1,950.00) JEFFREY BENNETT, DMD Ebix, Inc. 5/9/2024 (1,872.25) Foreign Language Serv Ebix, Inc. 5/9/2024 (1,785.00) David S Briss Ebix, Inc. 5/9/2024 (1,725.00) Frank D Brodkey Ebix, Inc. 5/9/2024 (1,600.00) Renee Cocchi Ebix, Inc. 5/9/2024 (1,584.00) EMILY MEALER Ebix, Inc. 5/9/2024 (1,557.90) ERIC ENDLICH, PHD Ebix, Inc. 5/9/2024 (1,350.00) Bryan E Anderson Ebix, Inc. 5/9/2024 (1,347.00) MGECOM, Inc. Ebix, Inc. 5/9/2024 (1,312.50) EMPRISE TECHNOLOGIES Ebix, Inc. 5/9/2024 (1,285.20) TeamSupport LLC Ebix, Inc. 5/9/2024 (1,200.00) ALLISON HAYS Ebix, Inc. 5/9/2024 (1,111.00) Accuimage Ebix, Inc. 5/9/2024 (1,100.00) KUMAR G. BELANI Ebix, Inc. 5/9/2024 (1,001.00) Michelle Robertson Ebix, Inc. 5/9/2024 (1,000.00) Farhan Siddiq Ebix, Inc. 5/9/2024 (1,000.00) Ana Echenique Ebix, Inc. 5/9/2024 (1,000.00) Lauren Nicole Chatham Ebix, Inc. 5/9/2024 (900.00) David Bushnell MD Ebix, Inc. 5/9/2024 (880.00) Frank N Salamone Ebix, Inc. 5/9/2024 (880.00) Zhen Gooi Ebix, Inc. 5/9/2024 (850.00) Carolyn Donahoe Ebix, Inc. 5/9/2024 (822.68) Imageworks Ebix, Inc. 5/9/2024 (792.00) Alan B. Grosbach Ebix, Inc. 5/9/2024 (750.00) Natalie Stokes Ebix, Inc. 5/9/2024 (750.00) Nami Safai Haeri Ebix, Inc. 5/9/2024 (750.00) Goutham Rao Ebix, Inc. 5/9/2024 (731.25) Merriam dba World Clas Ebix, Inc. 5/9/2024 (700.00) Travis Burke Ebix, Inc. 5/9/2024 (625.00) Judith Joyce, MD Ebix, Inc. 5/9/2024 (576.00) Kelley Allison Turner Ebix, Inc. 5/9/2024 (500.00) George John Linsenmey Ebix, Inc. 5/9/2024 (500.00) Tracey Conti Ebix, Inc. 5/9/2024 (375.00) Gregg Pressman Ebix, Inc. 5/9/2024 (350.00) Mineral Inc Ebix, Inc. 5/9/2024 (320.00) Michelle Vaughn Ebix, Inc. 5/9/2024 (287.02) Nalco Water Ebix, Inc. 5/9/2024 (250.00) Michael T Vest Ebix, Inc. 5/9/2024 (250.00) Marica Borovich-Law Ebix, Inc. 5/9/2024 (250.00) Nirav Patel Ebix, Inc. 5/9/2024 (228.00) Labcorp Employer Svs Ebix, Inc. 5/9/2024 (200.00) Andrew Sedivy Ebix, Inc. 5/9/2024 (200.00) Harley S Schultz Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 25 of 32 Date Check Number Amount Vendor Entity 5/9/2024 (200.00) Jeffrey David Krimmel Ebix, Inc. 5/9/2024 (200.00) Armando S. Herradura, Ebix, Inc. 5/9/2024 (189.00) Insight Direct USA Inc Ebix, Inc. 5/9/2024 (150.00) Michelle M Felicella Ebix, Inc. 5/9/2024 (150.00) Soumy Pandey Ebix, Inc. 5/9/2024 (100.00) John Mardant Ebix, Inc. 5/9/2024 (66.00) Jason Levy MD Ebix, Inc. 5/9/2024 (628,012.29) Paycom Payroll Ebix, Inc. 5/9/2024 (362,506.01) FIRST INSURANCE Ebix, Inc. 5/9/2024 (72,000.00) USPS Ebix, Inc. 5/9/2024 (50,157.93) Google Inc Ebix, Inc. 5/9/2024 (33,780.00) Sitrick Group LLC Ebix, Inc. 5/9/2024 (19,570.00) KPMG Valuation Services Ebix, Inc. 5/9/2024 (18,311.44) EBIX EMPMED+DNTL Ebix, Inc. 5/9/2024 (15,000.00) USPS Ebix, Inc. 5/9/2024 (9,603.00) ACI Gift Cards, LLC. Ebix, Inc. 5/9/2024 (4,731.93) National Securities Clearing Ebix, Inc. 5/9/2024 (1,077.36) Hyatt Ebix, Inc. 5/9/2024 (772.20) Delta Airlines Ebix, Inc. 5/9/2024 (500.00) Dr Gordon Arbess Ebix, Inc. 5/9/2024 (375.00) Klaviyo Inc. Ebix, Inc. 5/9/2024 (200.00) Dr Priya Ramachandran Menon Ebix, Inc. 5/9/2024 (52.15) Amazon Ebix, Inc. 5/9/2024 (49.99) Paypal Ebix, Inc. 5/9/2024 (37.99) Web Network Solutions Ebix, Inc. 5/9/2024 (19.99) Amazon Ebix, Inc. 5/9/2024 (17.99) Lyft Ebix, Inc. 5/9/2024 (17.80) Lyft Ebix, Inc. 5/9/2024 (9.99) Lyft Ebix, Inc. 5/10/2024 (17,372.98) Vocantas Ebix, Inc. 5/10/2024 (228.00) Labcorp Employer Svs Ebix, Inc. 5/10/2024 (916.74) Uline Ebix, Inc. 5/10/2024 (500.00) Google Inc Ebix, Inc. 5/10/2024 (475.50) DirecTV Ebix, Inc. 5/10/2024 (131.54) Microsoft Ebix, Inc. 5/10/2024 (62.98) Godaddy.com Ebix, Inc. 5/10/2024 (22.67) Lyft Ebix, Inc. 5/10/2024 (18.95) Cloud Cover Music Ebix, Inc. 5/10/2024 (18.87) Lyft Ebix, Inc. 5/10/2024 (17.85) Lyft Ebix, Inc. 5/10/2024 (16.77) Lyft Ebix, Inc. 5/10/2024 (9.99) Lyft Ebix, Inc. 5/10/2024 (9.99) Lyft Ebix, Inc. 5/10/2024 (4.99) Web Network Solutions Ebix, Inc. 5/10/2024 (0.13) Citizens Bank Ebix, Inc. 5/13/2024 (134.79) Trevor Jensen Ebix, Inc. 5/13/2024 (10,494.41) BRIGHAM AND WOMEN’S HOSPITAL Ebix, Inc. 5/13/2024 (40,284.97) EBIX EMPMED+DNTL Ebix, Inc. 5/13/2024 (16,409.98) SUN LIFE CANADA Ebix, Inc. 5/13/2024 (14,795.74) EBIX EMPMED+DNTL Ebix, Inc. 5/13/2024 (13,356.46) SUN LIFE CANADA Ebix, Inc. 5/13/2024 (3,748.23) EBIX EMPMED+DNTL Ebix, Inc. 5/13/2024 (2,541.69) Microsoft Ebix, Inc. 5/13/2024 (2,000.00) Digicert Ebix, Inc. 5/13/2024 (1,979.20) UPSBILLCTR Ebix, Inc. 5/13/2024 (1,500.00) Digicert Ebix, Inc. 5/13/2024 (500.00) Google Inc Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 26 of 32 Date Check Number Amount Vendor Entity 5/13/2024 (500.00) Google Inc Ebix, Inc. 5/13/2024 (296.28) FEDERAL EXPRESS Ebix, Inc. 5/13/2024 (286.00) Extra Space Ebix, Inc. 5/13/2024 (207.56) Sam’s Club Ebix, Inc. 5/13/2024 (120.00) DTCC Products Ebix, Inc. 5/13/2024 (113.10) Lyft Ebix, Inc. 5/13/2024 (27.73) Godaddy.com Ebix, Inc. 5/13/2024 (25.33) Lyft Ebix, Inc. 5/13/2024 (23.84) Lyft Ebix, Inc. 5/13/2024 (21.73) Lyft Ebix, Inc. 5/13/2024 (18.68) Lyft Ebix, Inc. 5/13/2024 (10.99) Lyft Ebix, Inc. 5/13/2024 (10.80) Lyft Ebix, Inc. 5/13/2024 (10.73) Lyft Ebix, Inc. 5/13/2024 (9.96) Lyft Ebix, Inc. 5/13/2024 (8.96) Lyft Ebix, Inc. 5/13/2024 (0.06) Citizens Bank Ebix, Inc. 5/13/2024 492.12 Extended Stay Ebix, Inc. 5/14/2024 (2,325.00) Walter MURRAY YARBROUGH Ebix, Inc. 5/14/2024 (500,657.80) Zinnia Distributor Solutions LLC Ebix, Inc. 5/14/2024 (1,303.51) Paycom Payroll Ebix, Inc. 5/14/2024 (769.39) Zoom Ebix, Inc. 5/14/2024 (500.00) Google Inc Ebix, Inc. 5/14/2024 (127.90) Cintas Corporation Ebix, Inc. 5/14/2024 (59.00) Rewind Softward Ebix, Inc. 5/14/2024 (37.99) Web Network Solutions Ebix, Inc. 5/14/2024 (31.47) Godaddy.com Ebix, Inc. 5/14/2024 (19.98) Amazon Ebix, Inc. 5/14/2024 (1.65) Citizens Bank Ebix, Inc. 5/14/2024 (0.99) Apple Ebix, Inc. 5/14/2024 (0.06) Citizens Bank Ebix, Inc. 5/15/2024 (1,259.09) Pitney Bowes Global Financial Services LLC Ebix, Inc. 5/15/2024 (28,962.19) AM. COLLEGE OF PHYSICIANS Ebix, Inc. 5/15/2024 (1,400.00) Sanya Virani Ebix, Inc. 5/15/2024 (4,645.16) Gagan Garg Ebix, Inc. 5/15/2024 (3,096.77) Amit Kumar Chouksey Ebix, Inc. 5/15/2024 (374.89) Paycom Payroll Ebix, Inc. 5/15/2024 (57.03) Amazon Ebix, Inc. 5/15/2024 (35.08) Godaddy.com Ebix, Inc. 5/15/2024 (19.98) Amazon Ebix, Inc. 5/15/2024 (0.07) Citizens Bank Ebix, Inc. 5/16/2024 (214.84) Gregory Gagliardi Ebix, Inc. 5/16/2024 (10,000.00) Department of Psychiatry and Behavioral Sciences Ebix, Inc. 5/16/2024 (59,598.53) EBIX EMPMED+DNTL Ebix, Inc. 5/16/2024 (53,962.56) Paycom Payroll Ebix, Inc. 5/16/2024 (49,342.65) Bank of New York Mellon Ebix, Inc. 5/16/2024 (30,000.00) Jill M Krueger Ebix, Inc. 5/16/2024 (6,836.72) Citizens Bank Ebix, Inc. 5/16/2024 (2,546.25) Microsoft Ebix, Inc. 5/16/2024 (500.00) Google Inc Ebix, Inc. 5/16/2024 (256.98) AJR Inc Ebix, Inc. 5/16/2024 (106.67) AJR Inc Ebix, Inc. 5/16/2024 (102.47) ME BUREAU OF TAX Ebix, Inc. 5/16/2024 (17.96) Godaddy.com Ebix, Inc. 5/16/2024 (0.04) Citizens Bank Ebix, Inc. 5/17/2024 (138.00) Mother Nature’s Int Foods Inc Ebix, Inc. 5/17/2024 (102.35) HRdirect Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 27 of 32 Date Check Number Amount Vendor Entity 5/17/2024 (7,890.64) BRIGHAM AND WOMEN’S HOSPITAL Ebix, Inc. 5/17/2024 (35,975.51) Anu Agrawal Marketing Ebix, Inc. 5/17/2024 (25,931.78) Solex Fusion Ebix, Inc. 5/17/2024 (17,810.86) Craftsman Printing Inc Ebix, Inc. 5/17/2024 (6,697.65) 365 Operating Co LLC Ebix, Inc. 5/17/2024 (4,312.50) Dan Celia Ebix, Inc. 5/17/2024 (3,280.00) Renee Cocchi Ebix, Inc. 5/17/2024 (2,455.20) DEBORAH GUIN Ebix, Inc. 5/17/2024 (2,215.90) Amy I Hall Ebix, Inc. 5/17/2024 (1,650.00) James Warne Schmidley Ebix, Inc. 5/17/2024 (1,650.00) JEFFREY BENNETT, DMD Ebix, Inc. 5/17/2024 (1,248.00) Kelley Allison Turner Ebix, Inc. 5/17/2024 (1,200.00) John Stephens Ebix, Inc. 5/17/2024 (1,200.00) John Jacobson Ebix, Inc. 5/17/2024 (1,000.00) Travis Burke Ebix, Inc. 5/17/2024 (785.00) Michelle Vaughn Ebix, Inc. 5/17/2024 (680.00) Juan Martin Palomo Ebix, Inc. 5/17/2024 (575.00) Linda Vorvick Brown Ebix, Inc. 5/17/2024 (525.00) Neil Kaneshiro Ebix, Inc. 5/17/2024 (512.50) Carolyn Donahoe Ebix, Inc. 5/17/2024 (426.00) Elizabeth Smoots MD Ebix, Inc. 5/17/2024 (412.70) DTCC Solutions LLC Ebix, Inc. 5/17/2024 (300.00) Raj Murali Ebix, Inc. 5/17/2024 (300.00) Kevin T. McVary Ebix, Inc. 5/17/2024 (300.00) Elie M. Ferneini, MD, Ebix, Inc. 5/17/2024 (250.00) Andrew J Higdon Ebix, Inc. 5/17/2024 (150.00) Luc Jasmin Ebix, Inc. 5/17/2024 (150.00) Joseph Bavitz Ebix, Inc. 5/17/2024 (125.00) Suchita Shah Sata Ebix, Inc. 5/17/2024 (125.00) Melissa L. P. Mattison Ebix, Inc. 5/17/2024 (125.00) Niloofar Latifi Ebix, Inc. 5/17/2024 (75.00) GOKARE LAW FIRM Ebix, Inc. 5/17/2024 (55,000.00) USPS Ebix, Inc. 5/17/2024 (25,000.00) USPS Ebix, Inc. 5/17/2024 (7,968.68) STATE COMPTRLR Ebix, Inc. 5/17/2024 (5,406.00) Schindler Elevator Corporation Ebix, Inc. 5/17/2024 (2,066.55) OPTUM BANK Ebix, Inc. 5/17/2024 (1,529.37) FLA DEPT REVENUE Ebix, Inc. 5/17/2024 (891.23) Paycom Payroll Ebix, Inc. 5/17/2024 (575.73) DOR ITS PAYMENTS Ebix, Inc. 5/17/2024 (500.00) Google Inc Ebix, Inc. 5/17/2024 (473.10) AL-DEPT OF REV Ebix, Inc. 5/17/2024 (50.00) Schindler Elevator Corporation Ebix, Inc. 5/17/2024 (22.73) AL ONESPOT TAX Ebix, Inc. 5/20/2024 (450.00) Viraj Maniar Ebix, Inc. 5/20/2024 (450.00) Viraj Maniar Ebix, Inc. 5/20/2024 (50,000.00) BRIGHAM & WOMEN’S HOSPITAL Ebix, Inc. 5/20/2024 (6,000.00) InMoment Software Inc Ebix, Inc. 5/20/2024 (3,711.00) DTCC Solutions LLC Ebix, Inc. 5/20/2024 (2,567.50) BMC Group dba SmartClo Ebix, Inc. 5/20/2024 (49,034.92) EBIX Self-Funded Ebix, Inc. 5/20/2024 (2,301.16) UPSBILLCTR Ebix, Inc. 5/20/2024 (941.95) Delta Airlines Ebix, Inc. 5/20/2024 (568.95) Delta Airlines Ebix, Inc. 5/20/2024 (500.00) Google Inc Ebix, Inc. 5/20/2024 (253.33) Staples Inc Ebix, Inc. 5/20/2024 (161.96) Web Network Solutions Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 28 of 32 Date Check Number Amount Vendor Entity 5/20/2024 (103.06) FEDERAL EXPRESS Ebix, Inc. 5/20/2024 (60.00) Twilio Ebix, Inc. 5/20/2024 (42.99) Web Network Solutions Ebix, Inc. 5/20/2024 (34.33) Amazon Ebix, Inc. 5/20/2024 (15.78) Godaddy.com Ebix, Inc. 5/20/2024 (0.04) Paycom Payroll Ebix, Inc. 5/20/2024 (0.03) Citizens Bank Ebix, Inc. 5/21/2024 (300.00) Moshe Wald Ebix, Inc. 5/21/2024 (5.00) TD Bank Ebix, Inc. 5/21/2024 (969,385.17) Zinnia Distributor Solutions LLC Ebix, Inc. 5/21/2024 (20,112.00) NYS DTF SALES Ebix, Inc. 5/21/2024 (4,019.92) SC DEPT REVENUE Ebix, Inc. 5/21/2024 (3,048.17) AZ DEPT OF REV Ebix, Inc. 5/21/2024 (2,018.00) MI Business Tax Ebix, Inc. 5/21/2024 (1,747.70) IA DEPT OF REV Ebix, Inc. 5/21/2024 (1,503.00) IL DEPT OF REVEN Ebix, Inc. 5/21/2024 (1,255.78) Paycom Payroll Ebix, Inc. 5/21/2024 (584.00) MN DEPT OF REVEN Ebix, Inc. 5/21/2024 (500.04) Indeed Ebix, Inc. 5/21/2024 (500.00) Google Inc Ebix, Inc. 5/21/2024 (269.88) WI DEPT REVENUE Ebix, Inc. 5/21/2024 (158.96) Web Network Solutions Ebix, Inc. 5/21/2024 (157.96) Web Network Solutions Ebix, Inc. 5/21/2024 (127.90) Cintas Corporation Ebix, Inc. 5/22/2024 (6,398.00) 3D Air Services LLC Ebix, Inc. 5/22/2024 (600.00) Armstrong Transfer & Storage Co Inc Ebix, Inc. 5/22/2024 (750.00) Jin Cheng Ebix, Inc. 5/22/2024 (200.00) Steven Lesk Ebix, Inc. 5/22/2024 (1,274.00) VIP Marketing & Packaging Ebix, Inc. 5/22/2024 (26,488.02) Paycom Payroll Ebix, Inc. 5/22/2024 (7,976.00) TN STATE REVENUE Ebix, Inc. 5/22/2024 (1,011.30) NC DEPT REVENUE Ebix, Inc. 5/22/2024 (1,000.00) Digicert Ebix, Inc. 5/22/2024 (1,000.00) Digicert Ebix, Inc. 5/22/2024 (659.29) VA DEPT TAXATION Ebix, Inc. 5/22/2024 (500.00) Google Inc Ebix, Inc. 5/22/2024 (500.00) Google Inc Ebix, Inc. 5/22/2024 (419.90) Web Network Solutions Ebix, Inc. 5/22/2024 (413.00) STATE OF LOUISIA Ebix, Inc. 5/22/2024 (262.00) CO DEPT REVENUE Ebix, Inc. 5/22/2024 (85.98) Web Network Solutions Ebix, Inc. 5/22/2024 (15.78) Godaddy.com Ebix, Inc. 5/22/2024 (0.03) Citizens Bank Ebix, Inc. 5/23/2024 (5,990.00) AMER ACADEMY OF FAMILY PHYS Ebix, Inc. 5/23/2024 (500.00) Seth Baker Ebix, Inc. 5/23/2024 (300.00) KRASIMIR GEORGE BOJANOV Ebix, Inc. 5/23/2024 (666.09) CONCORD III Ebix, Inc. 5/23/2024 (500.00) Joseph Green Ebix, Inc. 5/23/2024 (250.00) Mikael Horissian Ebix, Inc. 5/23/2024 (300.00) Charles Randall Powell II Ebix, Inc. 5/23/2024 (800.00) WILLIAM G WEPPNER, MD,MPH,FACP Ebix, Inc. 5/23/2024 (125,334.00) Ernst & Young US LLP Ebix, Inc. 5/23/2024 (42,905.28) 365 Operating Co LLC Ebix, Inc. 5/23/2024 (38,419.19) Craftsman Printing Inc Ebix, Inc. 5/23/2024 (25,000.00) Ascension Growth Ebix, Inc. 5/23/2024 (23,120.76) Cyxtera Communications Ebix, Inc. 5/23/2024 (15,909.09) Lockton Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 29 of 32 Date Check Number Amount Vendor Entity 5/23/2024 (15,000.00) Pitney Bowes Bank In Ebix, Inc. 5/23/2024 (10,775.00) Cumming Lawn Service Ebix, Inc. 5/23/2024 (10,100.00) Verimed Healthcare Net Ebix, Inc. 5/23/2024 (7,500.00) UC REGENTS- SAN FRAN Ebix, Inc. 5/23/2024 (4,037.12) CATHERINE CREASMAN Ebix, Inc. 5/23/2024 (3,678.40) St. Moritz Security Se Ebix, Inc. 5/23/2024 (3,318.00) Athens Paper Co Ebix, Inc. 5/23/2024 (3,000.00) Cathy Wesler Ebix, Inc. 5/23/2024 (2,508.90) Pan American Benefits Ebix, Inc. 5/23/2024 (2,103.20) Sherry Baker Ebix, Inc. 5/23/2024 (1,632.00) EMILY MEALER Ebix, Inc. 5/23/2024 (1,000.00) Zorba Paster Ebix, Inc. 5/23/2024 (907.50) Michelle Robertson Ebix, Inc. 5/23/2024 (725.00) Carolyn Donahoe Ebix, Inc. 5/23/2024 (680.00) Amy I Hall Ebix, Inc. 5/23/2024 (600.00) Joshua Nazeer Omade’ Ebix, Inc. 5/23/2024 (500.00) Lydia Calamari Ebix, Inc. 5/23/2024 (480.00) Kelley Allison Turner Ebix, Inc. 5/23/2024 (412.50) Crime Fighters of Atla Ebix, Inc. 5/23/2024 (400.00) Stuart Jay Padove Ebix, Inc. 5/23/2024 (300.00) Elisabeth Sebesta Ebix, Inc. 5/23/2024 (300.00) Kristen Meier Ebix, Inc. 5/23/2024 (258.88) Atlanta Office Technol Ebix, Inc. 5/23/2024 (200.00) Thomas Hamilton Ebix, Inc. 5/23/2024 (195.00) Michelle Vaughn Ebix, Inc. 5/23/2024 (624,122.50) Paycom Payroll Ebix, Inc. 5/23/2024 (47,000.00) USPS Ebix, Inc. 5/23/2024 (2,674.80) Cara Rosenbloom Ebix, Inc. 5/23/2024 (2,542.37) Microsoft Ebix, Inc. 5/23/2024 (600.00) Renan E Ribeiro Ebix, Inc. 5/23/2024 (100.00) Chad Burke Ebix, Inc. 5/23/2024 (80.97) Amazon Ebix, Inc. 5/23/2024 (4.99) Web Network Solutions Ebix, Inc. 5/24/2024 (258.16) Daniel Autry Ebix, Inc. 5/24/2024 (1,500.00) JEFFREY GLASHEEN Ebix, Inc. 5/24/2024 (5,478.60) GreatAmerica Financial Svcs Ebix, Inc. 5/24/2024 (2,206.58) Iron Mountain Ebix, Inc. 5/24/2024 (750.00) LSU Health Sciences Foundation in Shreveport Ebix, Inc. 5/24/2024 (178.08) Ronald May Ebix, Inc. 5/24/2024 (1,259.09) Pitney Bowes Global Financial Services LLC Ebix, Inc. 5/24/2024 (3.47) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 5/24/2024 (2,674.85) UPSBILLCTR Ebix, Inc. 5/24/2024 (918.31) Dell Bus Ebix, Inc. 5/24/2024 (500.00) Google Inc Ebix, Inc. 5/24/2024 (493.08) WASTE MANAGEMENT Ebix, Inc. 5/24/2024 (223.04) AJR Inc Ebix, Inc. 5/28/2024 (47.08) George Angelos Ebix, Inc. 5/28/2024 (238.78) Patrick Canonne Ebix, Inc. 5/28/2024 (2,400.00) RAMINDER NIRULA, MD, FACS Ebix, Inc. 5/28/2024 (9,587.00) Apollo Primm Southeast, Inc Ebix, Inc. 5/28/2024 (250.00) Christopher George Bazewicz Ebix, Inc. 5/28/2024 (750.00) Jaideep Behari Ebix, Inc. 5/28/2024 (375.00) Harriet A Bering Ebix, Inc. 5/28/2024 (300.00) GANA 22 Anesthesia Services Ebix, Inc. 5/28/2024 (800.00) KATHLEEN CHRISTIANS Ebix, Inc. 5/28/2024 (4,279.21) AT&T MOBILITY Ebix, Inc. 5/28/2024 (1,499.00) Sergio Cuevas Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 30 of 32 Date Check Number Amount Vendor Entity 5/28/2024 (1,285.50) EMPLOYEE POOLING Ebix, Inc. 5/28/2024 (750.00) Winfred Frazier Ebix, Inc. 5/28/2024 (75.00) KENNETH W. HOOVER Ebix, Inc. 5/28/2024 (500.00) Megan Killeen Ebix, Inc. 5/28/2024 (1,500.00) KARL J. KREDER, MD Ebix, Inc. 5/28/2024 (250.00) James B. Macdonald Ebix, Inc. 5/28/2024 (1,000.00) Gary Marshall Ebix, Inc. 5/28/2024 (500.00) Karen F Mauck Ebix, Inc. 5/28/2024 (311.25) OPTUM INSIGHT Ebix, Inc. 5/28/2024 (600.00) DAVID Charles RETTEW Ebix, Inc. 5/28/2024 (2,500.00) Jason D Ross Ebix, Inc. 5/28/2024 (198.00) StarkOncology Consulting LLC Ebix, Inc. 5/28/2024 (250.00) David Swanson Ebix, Inc. 5/28/2024 (981.10) TASC Ebix, Inc. 5/28/2024 (83.12) Marilyn Temkin Ebix, Inc. 5/28/2024 (792.00) TODD M. TUTTLE, MD Ebix, Inc. 5/28/2024 (400.00) Sarah Vick Ebix, Inc. 5/28/2024 (500.00) David Yuan Ebix, Inc. 5/28/2024 (1,430.00) RENEE ZEMANSKI Ebix, Inc. 5/28/2024 (71,169.32) Kane Russell Coleman L Ebix, Inc. 5/28/2024 (727,697.84) Mayer Brown LLP Ebix, Inc. 5/28/2024 (406,673.66) FTI Consulting Inc Ebix, Inc. 5/28/2024 (2,920.52) CA DEPT TAX FEE Ebix, Inc. 5/28/2024 (1,160.99) Paycom Payroll Ebix, Inc. 5/28/2024 (1,027.77) THE GUARDIAN Ebix, Inc. 5/28/2024 (808.02) Hyatt Ebix, Inc. 5/28/2024 (808.02) Hyatt Ebix, Inc. 5/28/2024 (500.00) Google Inc Ebix, Inc. 5/28/2024 (500.00) Google Inc Ebix, Inc. 5/28/2024 (208.84) FEDERAL EXPRESS Ebix, Inc. 5/28/2024 (199.00) Shogun Ebix, Inc. 5/28/2024 (169.80) Stericucle Ebix, Inc. 5/28/2024 (151.96) Web Network Solutions Ebix, Inc. 5/28/2024 (127.90) Cintas Corporation Ebix, Inc. 5/28/2024 (120.91) Godaddy.com Ebix, Inc. 5/28/2024 (64.10) Amazon Ebix, Inc. 5/28/2024 (0.24) Citizens Bank Ebix, Inc. 5/29/2024 (549.29) Murray Dock Ebix, Inc. 5/29/2024 (200.00) DAVID S. BEEBE, MD Ebix, Inc. 5/29/2024 (752.10) Natasha Brambilia-Braga Ebix, Inc. 5/29/2024 (450.00) Paul Gellhaus Ebix, Inc. 5/29/2024 (308.51) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 5/29/2024 (1,339,850.31) Zinnia Distributor Solutions LLC Ebix, Inc. 5/29/2024 (189,869.81) Omni Agency Solutions Ebix, Inc. 5/29/2024 (47,142.20) Ebix Health Ebix, Inc. 5/29/2024 (35,623.28) EBIX EMPMED+DNTL Ebix, Inc. 5/29/2024 (277.67) KSDEPTOFREVENUE Ebix, Inc. 5/29/2024 (126.68) Paycom Payroll Ebix, Inc. 5/30/2024 (38.21) Kyle Hensley Ebix, Inc. 5/30/2024 (1,430.00) RENEE ZEMANSKI Ebix, Inc. 5/30/2024 (750.00) Sideris Facaros Ebix, Inc. 5/30/2024 (34,449.00) FinQuery LLC Ebix, Inc. 5/30/2024 (500.00) Lindsay Nakaishi Ebix, Inc. 5/30/2024 (2,400.00) RAMINDER NIRULA, MD, FACS Ebix, Inc. 5/30/2024 (6,100.20) OXCYON INC Ebix, Inc. 5/30/2024 (1,631.00) ALL STAR SUPER STORAGE Ebix, Inc. 5/30/2024 (1,178.10) RENEE ZEMANSKI Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 31 of 32 Date Check Number Amount Vendor Entity 5/30/2024 (1,087.32) Accuimage Ebix, Inc. 5/30/2024 (4,386,000.00) Omni Escrow Acct Ebix, Inc. 5/30/2024 (42,195.00) ACI Gift Cards, LLC. Ebix, Inc. 5/30/2024 (29,176.50) IndusLaw Ebix, Inc. 5/30/2024 (13,000.00) USPS Ebix, Inc. 5/30/2024 (4,548.56) Hubspot Ebix, Inc. 5/30/2024 (1,912.56) 8013OHIO-TAXOSUT Ebix, Inc. 5/30/2024 (940.10) WA DEPT REVENUE Ebix, Inc. 5/30/2024 (500.00) Google Inc Ebix, Inc. 5/30/2024 (326.48) AJR Inc Ebix, Inc. 5/30/2024 (243.80) CRX International Ebix, Inc. 5/30/2024 (60.01) Twilio Ebix, Inc. 5/30/2024 (37.99) Web Network Solutions Ebix, Inc. 5/30/2024 (24.00) Omnione Sales Ebix, Inc. 5/31/2024 (1,784.48) PNC Bank Ebix, Inc. 5/31/2024 (250.00) Deborah L Hurd Ebix, Inc. 5/31/2024 (500.00) Farah Morgan Ebix, Inc. 5/31/2024 (300.00) Ryan Lawrence Steinberg Ebix, Inc. 5/31/2024 (1,658.29) FULTON COUNTY FINANCE DEPT Ebix, Inc. 5/31/2024 (46,918.90) Craftsman Printing Inc Ebix, Inc. 5/31/2024 (25,000.00) Mail Technologies, Inc Ebix, Inc. 5/31/2024 (11,598.00) INTEGRATED HEALTH 21 Ebix, Inc. 5/31/2024 (8,154.00) K&C Building Maintenan Ebix, Inc. 5/31/2024 (8,000.00) Donald L Deye Ebix, Inc. 5/31/2024 (7,273.75) Dan Celia Ebix, Inc. 5/31/2024 (5,224.37) Prentiss Taylor Ebix, Inc. 5/31/2024 (5,030.40) Labcorp Employer Svs Ebix, Inc. 5/31/2024 (5,000.00) BenefitFront Ebix, Inc. 5/31/2024 (4,680.00) NCC Group Solutions Ebix, Inc. 5/31/2024 (4,608.00) Savela and Associates, Ebix, Inc. 5/31/2024 (4,298.44) DATASYSTEM SOLUTIONS Ebix, Inc. 5/31/2024 (3,860.44) FLEX DIGITAL Ebix, Inc. 5/31/2024 (3,500.22) LinkConnector Corporat Ebix, Inc. 5/31/2024 (3,000.00) Cathy Wesler Ebix, Inc. 5/31/2024 (2,744.13) Iterable Inc Ebix, Inc. 5/31/2024 (2,646.82) WEX Health Inc Ebix, Inc. 5/31/2024 (2,500.00) Donald B. Middleton Ebix, Inc. 5/31/2024 (2,325.77) Guardian Concentration Ebix, Inc. 5/31/2024 (2,180.00) Christopher Britt Ebix, Inc. 5/31/2024 (1,900.00) Verimed Healthcare Net Ebix, Inc. 5/31/2024 (1,500.00) Melinda Deye Ebix, Inc. 5/31/2024 (1,480.00) US Postmaster Ebix, Inc. 5/31/2024 (1,361.36) Foreign Language Serv Ebix, Inc. 5/31/2024 (1,000.00) Robert Hudak Ebix, Inc. 5/31/2024 (1,000.00) Paul William Harms Ebix, Inc. 5/31/2024 (1,000.00) May Chan Ebix, Inc. 5/31/2024 (962.50) Katie Pouncey Ebix, Inc. 5/31/2024 (908.92) Provident Life & Acci Ebix, Inc. 5/31/2024 (900.00) Travis Burke Ebix, Inc. 5/31/2024 (880.00) Frank N Salamone Ebix, Inc. 5/31/2024 (880.00) Zhen Gooi Ebix, Inc. 5/31/2024 (770.33) Rocket Software Inc Ebix, Inc. 5/31/2024 (750.00) Brian Zimmer Ebix, Inc. 5/31/2024 (750.00) Steven R. Wolfe Ebix, Inc. 5/31/2024 (750.00) Min Sun Ebix, Inc. 5/31/2024 (750.00) Patrick J Strollo, Jr, Ebix, Inc. 5/31/2024 (750.00) Frank C. Sciurba Ebix, Inc.

Case 23-80004-swe11 Doc 659 Filed 06/20/24 Entered 06/20/24 16:52:22 Desc Main Document    Page 32 of 32 Date Check Number Amount Vendor Entity 5/31/2024 (750.00) Margot Savoy Ebix, Inc. 5/31/2024 (750.00) Antoine Douaihy Ebix, Inc. 5/31/2024 (750.00) John Brehm Ebix, Inc. 5/31/2024 (680.00) Amy I Hall Ebix, Inc. 5/31/2024 (600.00) Elizabeth Montgomery Ebix, Inc. 5/31/2024 (500.00) Nabil H. Mikhael Ebix, Inc. 5/31/2024 (500.00) Niladri Das Ebix, Inc. 5/31/2024 (500.00) Dana Ascherman Ebix, Inc. 5/31/2024 (470.00) Myla Lorenzo-Wilson Ebix, Inc. 5/31/2024 (440.00) LiverWell Consulting Ebix, Inc. 5/31/2024 (375.00) Neil A. Busis Ebix, Inc. 5/31/2024 (300.00) Karel deLeeuw MD Ebix, Inc. 5/31/2024 (150.00) William Jonathan Fillm Ebix, Inc. 5/31/2024 (139.31) Esker Inc Ebix, Inc. 5/31/2024 (125.00) John Mardant Ebix, Inc. 5/31/2024 (92.52) WELLS FARGO FINANCIAL Ebix, Inc. 5/31/2024 (67.47) Nalco Water Ebix, Inc. 5/31/2024 (93,073.00) Zinnia Distributor Solutions LLC Ebix, Inc. 5/31/2024 (53,724.83) Paycom Payroll Ebix, Inc. 5/31/2024 (2,541.81) Microsoft Ebix, Inc. 5/31/2024 (641.23) Paycom Payroll Ebix, Inc. 5/31/2024 (411.00) Extra Space Ebix, Inc. 5/31/2024 (316.50) Extra Space Ebix, Inc. 5/31/2024 (42.99) Web Network Solutions Ebix, Inc. 5/31/2024 (15.00) SMTP2Go Ebix, Inc. 5/31/2024 (8.39) Godaddy.com Ebix, Inc. 5/31/2024 (0.30) Veracode, Inc. Ebix, Inc. 5/31/2024 (0.02) Citizens Bank Ebix, Inc. $    (19,812,889.50) Ebix, Inc. Subtotal $    (19,812,889.50) Grand Total